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EXHIBIT 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                            Certification Pursuant to
                             18 U.S.C. Section 1350,
                             As Adopted Pursuant To
                  Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Household Finance Corporation (the "Company") on Form 10-Q for the period ending June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David
A. Schoenholz, Chairman and Chief Executive Officer of Household Finance Corporation, certify, pursuant to 18. U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                            /s/ David A. Schoenholz
                                            ------------------------------------
                                            David A. Schoenholz
                                            Chairman and Chief Executive Officer
                                            August 4, 2003

                            Certification Pursuant to
                             18 U.S.C. Section 1350,
                             As Adopted Pursuant To
                  Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Household Finance Corporation (the "Company") on Form 10-Q for the period ending June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the Report"), I, Steven
L. McDonald, Executive Vice President and Chief Accounting Officer and Controller of Household Finance Corporation (as principal financial officer), certify, pursuant to 18. U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                         /s/ Steven L. McDonald
                                         ---------------------------------------
                                         Steven L. McDonald
                                         Executive Vice President and
                                         Chief Accounting Officer and Controller
                                         (as principal financial officer)
                                         August 4, 2003

Signed originals of these written statements required by Section 906 of the Sarbanes-Oxley Act of 2002 have been provided to Household Finance Corporation and will be retained by Household Finance Corporation and furnished to the Securities Exchange Commission or its staff upon request.